                                                                    EXHIBIT 99.8

                      THIRD SUPPLEMENTAL PURCHASE AGREEMENT

                            Dated as of July 15, 1996


         Nellie Mae, Inc. ("Nellie Mae") hereby offers for sale to Nellie Mae Education Funding, LLC ("Funding") the entire right, title and interest of Nellie Mae in the Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, Funding accepts Nellie Mae's offer. In order to qualify as Qualified Loans, no payment of principal or interest shall be more than sixty (60) days Delinquent as of the Cutoff Date which date shall be July 15 1996. Notwithstanding the foregoing, to the extent Nellie Mae is deemed to retain any right, title or interest in the Student Loans, Nellie Mae grants to Funding a security interest therein.

                         TERMS, CONDITIONS AND COVENANTS
                         -------------------------------

         In consideration of the Purchase Price, Nellie Mae hereby sells, transfer, convey and assign to Funding the entire right, title and interest of Nellie Mae in the Student Loans accepted for purchase, subject to all the terms and conditions of the Master Terms Purchase Agreement ("Master Terms Agreement") and any amendments thereto, incorporated herein by reference, among Nellie Mae and Funding. The Purchase Price of the Student Loans shall equal $14,226,465.05.

         This document shall constitute a Purchase Agreement as referred in the Master Terms Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms Agreement. All references in the Master Terms Agreement to Student Loans or Qualified Loans shall be deemed to refer to the Student Loans governed by this Purchase Agreement. Nellie Mae hereby makes, as of the date hereof, all the representations and warranties contained in the Master Terms Agreement and makes such representations and warranties with respect to the Student Loans governed by this Purchase Agreement.

         Nellie Mae authorizes Funding to use a copy of the Bill of Sale, including the Student Loan Transmittal Summary Form attached to the Bill of Sale, as official notification to any Guarantor of assignment on the date of purchase.

         The parties hereto intend that the transfer of Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form be, and be construed as, a valid sale of such Student Loans from Nellie Mae to Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then Nellie Mae hereby grants Funding a first priority security interest in and to all Student Loans described in the Bill of Sale and Student Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such loans.

NELLIE MAE, INC.                        NELLIE MAE EDUCATION FUNDING, LLC
(SELLER)                                (PURCHASER)


By: /s/ John F. Remondi                 By: /s/ Lawrence W. O'Toole
   -------------------------------         -------------------------------------
   Name: John F. Remondi                   Name: Lawrence W. O'Toole
   Title: Treasurer                        Title: President

                      THIRD SUPPLEMENTAL PURCHASE AGREEMENT
                     BLANKET ENDORSEMENT DATED JULY 15, 1996

         Nellie Mae, Inc. ("Nellie Mae"), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by Nellie Mae in favor of Nellie Mae Education Funding, LLC ("Funding"). This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms Purchase Agreement referred to in the Purchase Agreement among Nellie Mae and Funding which covers this promissory note.

         This endorsement may be effected by attaching this instrument to each or any of the Notes.

         Notwithstanding the foregoing, Nellie Mae agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by any Guarantor of the Note.

THE SALE AND PURCHASE OF THE STUDENT LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT. BY EXECUTION HEREOF, NELLIE MAE ACKNOWLEDGES THAT NELLIE MAE HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING'S PAYMENT TO NELLIE MAE OF THE PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY NELLIE MAE AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.

SELLER                                  PURCHASER

- ----------------------------------      ----------------------------------------

Nellie Mae, Inc.                        Nellie Mae Education Funding, LLC
50 Braintree Hill Park
Suite 300
Braintree, Massachusetts 02184

By: /s/ John F. Remondi                     By: /s/ Lawrence W. O'Toole
   -------------------------------             ---------------------------------
         Name: John F. Remondi                       Name: Lawrence W. O'Toole
         Title: Treasurer                            Title: President




Date of Purchase: July 15, 1996




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



                        BILL OF SALE DATED JULY 15, 1996

         The undersigned ("Nellie Mae"), for value received and pursuant to the terms and conditions of the Third Supplemental Purchase Agreement ("Purchase Agreement") between Nellie Mae Education Funding, LLC ("Funding") and Nellie Mae, does hereby sell, assign, transfer and convey to Funding and its assignees all right, title and interest of Nellie Mae in the Student Loans identified herein which Funding has accepted for purchase. The portfolio accepted for purchase by Funding and the individual Borrower accounts are listed on SCHEDULE A attached hereto.

         Nellie Mae hereby makes the representations and warranties set forth in
Section 5 of the Master Terms Purchase Agreement incorporated by reference in the Purchase Agreement. Nellie Mae authorizes Funding to use a copy of this document as official notification to any Guarantor of assignment to Funding of the Student Loans on the date of purchase.


SELLER                                  PURCHASER

- ----------------------------------      ----------------------------------------

Nellie Mae, Inc.                        Nellie Mae Education Funding, LLC
50 Braintree Hill Park
Suite 300
Braintree, Massachusetts 02184

By: /s/ John F. Remondi                     By: /s/ Lawrence W. O'Toole
   -------------------------------             ---------------------------------
         Name: John F. Remondi                       Name: Lawrence W. O'Toole
         Title: Treasurer                            Title: President




Date of Purchase: July 15, 1996


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


                      THIRD SUPPLEMENTAL PURCHASE AGREEMENT

                                   Schedule A
                                   ----------

            Number of      Principal          Interest
Sale #        Loans         Balance            Balance        Purchase Price
            ---------      ---------          --------        --------------

  3           4732       $16,394,226.88      $346,248.54      $14,226,475.05





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